                                                                      EXHIBIT 23






                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-23857, 333-57869, 333-53366, 333-55488,
333-82674, 333-82678, 333-82668, 333-82670 and 333-82672) of Digi International
Inc. of our report dated December 16, 2002 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.


/s/ PricewaterhouseCoopers LLP


PricewaterhouseCoopers LLP

Minneapolis, Minnesota
December 23, 2002